Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)

	Quarters Ended			Six Months Ended
	June 30,		Percentage	June 30,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,729	$4,482	6%	$9,167	$8,739	5%
Net card fees	647	615	5	1,300	1,225	6
Travel commissions and fees	495	521	(5)	932	972	(4)
Other commissions and fees	605	575	5	1,178	1,158	2
Other	567	651	(13)	1,104	1,204	(8)
Total non-interest revenues	7,043	6,844	3	13,681	13,298	3
Interest income
Interest on loans	1,622	1,582	3	3,305	3,193	4
Interest and dividends on investment securities	52	67	(22)	105	133	(21)
Deposits with banks and other	20	22	(9)	46	52	(12)
Total interest income	1,694	1,671	1	3,456	3,378	2
Interest expense
Deposits	107	115	(7)	221	244	(9)
Long-term debt and other	385	435	(11)	790	880	(10)
Total interest expense	492	550	(11)	1,011	1,124	(10)
Net interest income	1,202	1,121	7	2,445	2,254	8
Total revenues net of interest expense	8,245	7,965	4	16,126	15,552	4
Provisions for losses
Charge card	201	163	23	396	341	16
Cardmember loans	364	277	31	639	489	31
Other	28	21	33	55	43	28
Total provisions for losses	593	461	29	1,090	873	25
Total revenues net of interest expense after provisions for losses	7,652	7,504	2	15,036	14,679	2

Expenses
Marketing and promotion	786	773	2	1,407	1,404	-
Cardmember rewards	1,601	1,462	10	3,121	2,929	7
Cardmember services	193	180	7	382	374	2
Salaries and employee benefits	1,543	1,536	-	3,158	3,171	-
Professional services	763	711	7	1,479	1,402	5
Occupancy and equipment	460	446	3	932	884	5
Communications	92	95	(3)	188	191	(2)
Other, net	219	422	(48)	465	672	(31)
Total	5,657	5,625	1	11,132	11,027	1
Pretax income	1,995	1,879	6	3,904	3,652	7
Income tax provision	590	540	9	1,219	1,057	15
Net income	$1,405	$1,339	5	$2,685	$2,595	3
Net income attributable to common shareholders (A)	$1,392	$1,325	5	$2,661	$2,567	4
Effective tax rate	29.6%	28.7%		31.2%	28.9%

(A) Represents net income, less earnings allocated to participating share awards of $13 million and $14 million for the three months ended June 30, 2013 and 2012, respectively, and $24 million and $28 million for the six months ended June 30, 2013 and 2012, respectively.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	June 30,	December 31,
	2013	2012

Assets
Cash & cash equivalents	$23	$22
Accounts receivable	47	46
Investment securities	5	6
Loans	62	64
Other assets	15	15
Total assets	$152	$153

Liabilities and Shareholders' Equity
Customer deposits	$41	$40
Short-term borrowings	3	3
Long-term debt	53	59
Other liabilities	36	32
Total liabilities	133	134

Shareholders' Equity	19	19
Total liabilities and shareholders' equity	$152	$153

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended			Six Months Ended
	June 30,		Percentage	June 30,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$4,239	$4,037	5%	$8,321	$7,921	5%
International Card Services	1,299	1,297	-	2,616	2,596	1
Global Commercial Services	1,231	1,221	1	2,394	2,378	1
Global Network & Merchant Services	1,384	1,323	5	2,687	2,571	5
	8,153	7,878	3	16,018	15,466	4
Corporate & Other	92	87	6	108	86	26

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,245	$7,965	4	$16,126	$15,552	4

Pretax income (loss)
U.S. Card Services	$1,175	$1,149	2	$2,445	$2,329	5
International Card Services	156	146	7	349	342	2
Global Commercial Services	333	299	11	616	543	13
Global Network & Merchant Services	647	562	15	1,229	1,101	12
	2,311	2,156	7	4,639	4,315	8
Corporate & Other	(316)	(277)	14	(735)	(663)	11

PRETAX INCOME	$1,995	$1,879	6	$3,904	$3,652	7

Net income (loss)
U.S. Card Services	$743	$718	3	$1,547	$1,470	5
International Card Services	208	178	17	386	375	3
Global Commercial Services	226	219	3	417	396	5
Global Network & Merchant Services	412	372	11	785	729	8
	1,589	1,487	7	3,135	2,970	6
Corporate & Other	(184)	(148)	24	(450)	(375)	20

NET INCOME	$1,405	$1,339	5	$2,685	$2,595	3

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended			Six Months Ended
	June 30,		Percentage	June 30,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.28	$1.16	10%	$2.43	$2.23	9%

Average common shares outstanding (millions)	1,090	1,145	(5)%	1,094	1,151	(5)%

DILUTED
Net income attributable to common shareholders	$1.27	$1.15	10%	$2.42	$2.22	9%

Average common shares outstanding (millions)	1,097	1,152	(5)%	1,101	1,158	(5)%

Cash dividends declared per common share	$0.23	$0.20	15%	$0.43	$0.40	8%

Selected Statistical Information

	Quarters Ended				Six Months Ended
	June 30,		Percentage		June 30,		Percentage
	2013	2012	Inc/(Dec)		2013	2012	Inc/(Dec)

Return on average equity (A)	23.6%	26.6%			23.6%	26.6%
Return on average common equity (A)	23.4%	26.3%			23.4%	26.3%
Return on average tangible common equity (A)	29.7%	34.1%			29.7%	34.1%
Common shares outstanding (millions)	1,084	1,139	(5	) %	1,084	1,139	(5	) %
Book value per common share	$17.57	$16.92	4%		$17.57	$16.92	4%
Shareholders' equity (billions)	$19.0	$19.3	(1	) %	$19.0	$19.3	(1	) %

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2013	2012	Inc/(Dec)
Card billed business (billions) (A):
United States	$159.7	$148.7	7%
Outside the United States	78.0	72.9	7
Total	$237.7	$221.6	7
Total cards-in-force (B):
United States	52.5	51.2	3%
Outside the United States	51.8	48.9	6
Total	104.3	100.1	4
Basic cards-in-force (B):
United States	40.7	39.8	2%
Outside the United States	41.8	39.2	7
Total	82.5	79.0	4

Average discount rate (C)	2.52%	2.54%
Average basic cardmember spending (dollars) (D)	$4,097	$3,948	4%
Average fee per card (dollars) (D)	$40	$39	3%
Average fee per card adjusted (dollars) (D)	$44	$43	2%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B)  Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded was $66 million and $64 million for the quarters ended June  30, 2013 and 2012. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fees pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2013	2012	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$44.1	$41.5	6%
Loss reserves (millions):
Beginning balance	$410	$424	(3	) %
Provisions (A)	160	134	19
Other additions (B)	41	29	41
Net write-offs (C)	(180)	(164)	10
Other deductions (D)	(45)	(31)	45
Ending balance	$386	$392	(2)
% of receivables	0.9%	0.9%
Net write-off rate (principal only) - USCS (E)	1.9%	2.0%
Net write-off rate (principal and fees) - USCS (E)	2.1%	2.2%
30 days past due as a % of total - USCS	1.6%	1.7%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.13%	0.10%
90 days past billing as a % of total - ICS/GCS	0.8%	0.7%

Worldwide cardmember loans:
Total loans	$63.1	$61.0	3%
Loss reserves (millions):
Beginning balance	$1,367	$1,680	(19	) %
Provisions (A)	334	253	32
Other additions (B)	30	24	25
Net write-offs - principal (C)	(309)	(329)	(6)
Net write-offs - interest and fees (C)	(39)	(41)	(5)
Other deductions (D)	(41)	(40)	3
Ending balance	$1,342	$1,547	(13)
Ending reserves - principal	$1,290	$1,492	(14)
Ending reserves - interest and fees	$52	$55	(5)
% of loans	2.1%	2.5%
% of past due	188%	202%
Average loans	$62.5	$60.6	3%
Net write-off rate (principal only) (E)	2.0%	2.2%
Net write-off rate (principal, interest and fees) (E)	2.2%	2.4%
30 days past due loans as a % of total	1.1%	1.3%
Net interest income divided by average loans (F)	7.7%	7.4%
Net interest yield on cardmember loans (F)	9.1%	9.0%

(A) Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions), interest and/or fees, less recoveries.

(D) For cardmember receivables, includes net write-offs resulting from unauthorized transactions of $(40) million and $(30) million for the three months ended June 30, 2013 and 2012, respectively; foreign currency translation adjustments of $(4) million and $(5) million for the three months ended June 30, 2013 and 2012, respectively; and other items of $(1) million and $4 million for the three months ended June 30, 2013 and 2012, respectively. For cardmember loans, includes net write-offs resulting from unauthorized transactions of $(30) million and $(25) million for the three months ended June 30, 2013 and 2012, respectively; foreign currency translation adjustments of $(10) million and $(11) million for the three months ended June 30, 2013 and 2012, respectively; and other items of $(1) million and $(4) million for the three months ended June 30, 2013 and 2012, respectively.

(E)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

American Express Company
Consolidated Statements of Income
(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Revenues
Non-interest revenues
Discount revenue	$4,729	$4,438	$4,575	$4,425	$4,482
Net card fees	647	653	648	633	615
Travel commissions and fees	495	437	503	465	521
Other commissions and fees	605	573	578	581	575
Other	567	537	644	577	651
Total non-interest revenues	7,043	6,638	6,948	6,681	6,844
Interest income
Interest on loans	1,622	1,683	1,660	1,658	1,582
Interest and dividends on investment securities	52	53	53	60	67
Deposits with banks and other	20	26	24	21	22
Total interest income	1,694	1,762	1,737	1,739	1,671
Interest expense
Deposits	107	114	118	118	115
Long-term debt and other	385	405	426	440	435
Total interest expense	492	519	544	558	550
Net interest income	1,202	1,243	1,193	1,181	1,121
Total revenues net of interest expense	8,245	7,881	8,141	7,862	7,965
Provisions for losses
Charge card	201	195	211	190	163
Cardmember loans	364	275	396	264	277
Other	28	27	31	25	21
Total provisions for losses	593	497	638	479	461
Total revenues net of interest expense after provisions for losses	7,652	7,384	7,503	7,383	7,504

Expenses
Marketing and promotion	786	621	722	764	773
Cardmember rewards	1,601	1,520	1,857	1,496	1,462
Cardmember services	193	189	197	201	180
Salaries and employee benefits	1,543	1,615	1,910	1,516	1,536
Professional services	763	716	871	690	711
Occupancy and equipment	460	472	486	453	446
Communications	92	96	99	93	95
Other, net	219	246	432	300	422
Total	5,657	5,475	6,574	5,513	5,625
Pretax income	1,995	1,909	929	1,870	1,879
Income tax provision	590	629	292	620	540
Net income	$1,405	$1,280	$637	$1,250	$1,339
Net income attributable to common shareholders (A)	$1,392	$1,269	$630	$1,236	$1,325
Effective tax rate	29.6%	32.9%	31.4%	33.2%	28.7%

(A) Represents net income, less earnings allocated to participating share awards of $13 million for the quarter ended June 30, 2013, $11 million for the quarter ended March 31, 2013, $7 million for the quarter ended December 31, 2012, $14 million for the quarter ended September 30, 2012 and $14 million for the quarter ended June 30, 2012.

(Preliminary)

American Express Company
Financial Summary

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Total revenues net of interest expense
U.S. Card Services	$4,239	$4,082	$4,070	$4,055	$4,037
International Card Services	1,299	1,317	1,397	1,313	1,297
Global Commercial Services	1,231	1,163	1,215	1,156	1,221
Global Network & Merchant Services	1,384	1,303	1,390	1,310	1,323
	8,153	7,865	8,072	7,834	7,878
Corporate & Other	92	16	69	28	87

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,245	$7,881	$8,141	$7,862	$7,965

Pretax income (loss)
U.S. Card Services	$1,175	$1,270	$612	$1,128	$1,149
International Card Services	156	193	110	207	146
Global Commercial Services	333	283	142	275	299
Global Network & Merchant Services	647	582	557	561	562
	2,311	2,328	1,421	2,171	2,156
Corporate & Other	(316)	(419)	(492)	(301)	(277)

PRETAX INCOME	$1,995	$1,909	$929	$1,870	$1,879

Net income (loss)
U.S. Card Services	$743	$804	$423	$699	$718
International Card Services	208	178	95	164	178
Global Commercial Services	226	191	65	183	219
Global Network & Merchant Services	412	373	354	360	372
	1,589	1,546	937	1,406	1,487
Corporate & Other	(184)	(266)	(300)	(156)	(148)

NET INCOME	$1,405	$1,280	$637	$1,250	$1,339

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.28	$1.15	$0.57	$1.10	$1.16

Average common shares outstanding (millions)	1,090	1,099	1,110	1,126	1,145

DILUTED
Net income attributable to common shareholders	$1.27	$1.15	$0.56	$1.09	$1.15

Average common shares outstanding (millions)	1,097	1,106	1,116	1,132	1,152

Cash dividends declared per common share	$0.23	$0.20	$0.20	$0.20	$0.20

Selected Statistical Information

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Return on average equity (A)	23.6%	23.2%	23.1%	26.3%	26.6%
Return on average common equity (A)	23.4%	23.0%	22.8%	26.0%	26.3%
Return on average tangible common equity (A)	29.7%	29.3%	29.2%	33.5%	34.1%
Common shares outstanding (millions)	1,084	1,098	1,105	1,122	1,139
Book value per common share	$17.57	$17.56	$17.09	$17.37	$16.92
Shareholders' equity (billions)	$19.0	$19.3	$18.9	$19.5	$19.3

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)

American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Card billed business (billions) (A):
United States	$159.7	$150.0	$155.5	$146.9	$148.7
Outside the United States	78.0	74.5	80.0	73.2	72.9
Total	$237.7	$224.5	$235.5	$220.1	$221.6
Total cards-in-force (B):
United States	52.5	52.1	52.0	51.8	51.2
Outside the United States	51.8	51.1	50.4	49.6	48.9
Total	104.3	103.2	102.4	101.4	100.1
Basic cards-in-force (B):
United States	40.7	40.5	40.3	40.2	39.8
Outside the United States	41.8	41.1	40.5	39.8	39.2
Total	82.5	81.6	80.8	80.0	79.0

Average discount rate (C)	2.52%	2.52%	2.49%	2.53%	2.54%
Average basic cardmember spending (dollars) (D)	$4,097	$3,905	$4,113	$3,885	$3,948
Average fee per card (dollars) (D)	$40	$40	$40	$39	$39
Average fee per card adjusted (dollars) (D)	$44	$44	$44	$44	$43

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods was $66 million for the quarter ended June 30, 2013, $65 million for the quarter ended March 31, 2013, $63 million for the quarter ended December 31, 2012, $65 million for the quarter ended September 30, 2012 and $64 million for the quarter ended June 30, 2012. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Worldwide cardmember receivables:
Total receivables	$44.1	$43.4	$42.8	$42.3	$41.5
Loss reserves (millions):
Beginning balance	$410	$428	$409	$392	$424
Provisions (A)	160	154	167	151	134
Other additions (B)	41	41	44	39	29
Net write-offs (C)	(180)	(178)	(153)	(141)	(164)
Other deductions (D)	(45)	(35)	(39)	(32)	(31)
Ending balance	$386	$410	$428	$409	$392
% of receivables	0.9%	0.9%	1.0%	1.0%	0.9%
Net write-off rate (principal only) - USCS (E)	1.9%	2.0%	1.8%	1.6%	2.0%
Net write-off rate (principal and fees) - USCS (E)	2.1%	2.2%	1.9%	1.7%	2.2%
30 days past due as a % of total - USCS	1.6%	1.9%	1.8%	1.8%	1.7%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.13%	0.12%	0.09%	0.10%	0.10%
90 days past billing as a % of total - ICS/GCS	0.8%	0.8%	0.9%	0.7%	0.7%

Worldwide cardmember loans:
Total loans	$63.1	$62.3	$65.2	$61.8	$61.0
Loss reserves (millions):
Beginning balance	$1,367	$1,471	$1,459	$1,547	$1,680
Provisions (A)	334	243	362	231	253
Other additions (B)	30	32	34	33	24
Net write-offs - principal (C)	(309)	(304)	(310)	(292)	(329)
Net write-offs - interest and fees (C)	(39)	(38)	(36)	(36)	(41)
Other deductions (D)	(41)	(37)	(38)	(24)	(40)
Ending balance	$1,342	$1,367	$1,471	$1,459	$1,547
Ending reserves - principal	$1,290	$1,316	$1,423	$1,411	$1,492
Ending reserves - interest and fees	$52	$51	$48	$48	$55
% of loans	2.1%	2.2%	2.3%	2.4%	2.5%
% of past due	188%	170%	182%	182%	202%
Average loans	$62.5	$62.8	$62.9	$61.4	$60.6
Net write-off rate (principal only) (E)	2.0%	1.9%	2.0%	1.9%	2.2%
Net write-off rate (principal, interest and fees) (E)	2.2%	2.2%	2.2%	2.1%	2.4%
30 days past due loans as a % of total	1.1%	1.3%	1.2%	1.3%	1.3%
Net interest income divided by average loans (F)	7.7%	8.0%	7.5%	7.7%	7.4%
Net interest yield on cardmember loans (F)	9.1%	9.5%	9.1%	9.3%	9.0%

(A)  Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions), interest and/or fees, less recoveries.

(D) For cardmember receivables, includes net write-offs resulting from unauthorized transactions of $(40) million for the three months ended June 30, 2013, $(40) million for the three months ended March 31, 2013, $(41) million for the three months ended December 31, 2012, $(37) million for the three months ended September 30, 2012 and $(30) million for the three months ended June 30, 2012; foreign currency translation adjustments of $(4) million for the three months ended June 30, 2013, $(2) million for the three months ended March 31, 2013, $(2) million for the three months ended December 31, 2012, $6 million for the three months ended September 30, 2012, and $(5) million for the three months ended June 30, 2012; and other items of $(1) million for the three months ended June 30, 2013, $7 million for the three months ended March 31, 2013, $4 million for the three months ended December 31, 2012, $(1) million for the three months ended September 30, 2012 and $4 million for the three months ended June 30, 2012. For cardmember loans, includes net write-offs resulting from unauthorized transactions of $(30) million for the three months ended June 30, 2013, $(32) million for the three months ended March 31, 2013, $(32) million for the three months ended December 31, 2012, $(31) million for the three months ended September 30, 2012, and $(25) million for the three months ended June 30, 2012; foreign currency translation adjustments of $(10) million for the three months ended June 30, 2013, $(1) million for the three months ended March 31, 2013, $(2) million for the three months ended December 31, 2012, $10 million for the three months ended September 30, 2012, and $(11) million for the three months ended June 30, 2012; and other items of $(1) million for the three months ended June 30, 2013, $(4) million for the three months ended March 31, 2013, $(4) million for the three months ended December 31, 2012, $(3) million for the three months ended September 30, 2012, $(4) million for the three months ended June 30, 2012.

(E)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,		Percentage
	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$3,063	$2,925	5%
Interest income	1,354	1,302	4
Interest expense	178	190	(6)
Net interest income	1,176	1,112	6
Total revenues net of interest expense	4,239	4,037	5
Provisions for losses	402	312	29
Total revenues net of interest expense after provisions for losses	3,837	3,725	3
Expenses
Marketing, promotion, rewards and cardmember services	1,735	1,566	11
Salaries and employee benefits and other operating expenses	927	1,010	(8)
Total	2,662	2,576	3
Pretax segment income	1,175	1,149	2
Income tax provision	432	431	-
Segment income	$743	$718	3
Effective tax rate	36.8%	37.5%

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2013	2012	Inc/(Dec)

Card billed business	$125.6	$116.0	8%
Total cards-in-force (millions)	42.9	41.5	3%
Basic cards-in-force (millions)	31.9	30.8	4%
Average basic cardmember spending (dollars)	$3,954	$3,776	5%

U.S. Consumer Travel:
Travel sales (millions)	$1,158	$1,123	3%
Travel commissions and fees/sales	6.7%	7.7%

Total segment assets	$96.5	$95.5	1%
Segment capital (millions) (A)	$8,694	$9,027	(4	) %
Return on average segment capital (B)	29.9%	33.6%
Return on average tangible segment capital (B)	31.2%	35.3%

Cardmember receivables:
Total receivables	$20.9	$19.6	7%
30 days past due as a % of total	1.6%	1.7%
Average receivables	$20.5	$19.8	4%
Net write-off rate (principal only) (C)	1.9%	2.0%
Net write-off rate (principal and fees) (C)	2.1%	2.2%

Cardmember loans:
Total loans	$54.6	$52.5	4%
30 days past due loans as a % of total	1.1%	1.2%
Average loans	$54.0	$52.1	4%
Net write-off rate (principal only) (C)	2.0%	2.2%
Net write-off rate (principal, interest and fees) (C)	2.2%	2.4%
Net interest income divided by average loans (D)	8.7%	8.6%
Net interest yield on cardmember loans (D)	9.1%	9.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

U.S. Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Revenues
Discount revenue, net card fees and other	$3,063	$2,878	$2,903	$2,887	$2,925
Interest income	1,354	1,386	1,364	1,362	1,302
Interest expense	178	182	197	194	190
Net interest income	1,176	1,204	1,167	1,168	1,112
Total revenues net of interest expense	4,239	4,082	4,070	4,055	4,037
Provisions for losses	402	338	477	339	312
Total revenues net of interest expense after provisions for losses	3,837	3,744	3,593	3,716	3,725
Expenses
Marketing, promotion, rewards and cardmember services	1,735	1,545	1,888	1,626	1,566
Salaries and employee benefits and other operating expenses	927	929	1,093	962	1,010
Total	2,662	2,474	2,981	2,588	2,576
Pretax segment income	1,175	1,270	612	1,128	1,149
Income tax provision	432	466	189	429	431
Segment income	$743	$804	$423	$699	$718
Effective tax rate	36.8%	36.7%	30.9%	38.0%	37.5%

(Preliminary)

U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Card billed business	$125.6	$116.7	$123.3	$115.3	$116.0
Total cards-in-force (millions)	42.9	42.5	42.2	41.8	41.5
Basic cards-in-force (millions)	31.9	31.7	31.3	31.1	30.8
Average basic cardmember spending (dollars)	$3,954	$3,709	$3,952	$3,725	$3,776

U.S. Consumer Travel:
Travel sales	$1.2	$1.0	$0.9	$1.0	$1.1
Travel commissions and fees/sales	6.7%	6.4%	7.8%	7.6%	7.7%

Total segment assets	$96.5	$97.8	$98.3	$96.3	$95.5
Segment capital (A)	$8.7	$9.1	$8.7	$9.1	$9.0
Return on average segment capital (B)	29.9%	29.2%	28.8%	32.5%	33.6%
Return on average tangible segment capital (B)	31.2%	30.4%	30.1%	34.0%	35.3%

Cardmember receivables:
Total receivables	$20.9	$20.4	$21.1	$19.5	$19.6
30 days past due as a % of total	1.6%	1.9%	1.8%	1.8%	1.7%
Average receivables	$20.5	$20.0	$20.1	$19.4	$19.8
Net write-off rate (principal only) (C)	1.9%	2.0%	1.8%	1.6%	2.0%
Net write-off rate (principal and fees) (C)	2.1%	2.2%	1.9%	1.7%	2.2%

Cardmember loans:
Total loans	$54.6	$53.6	$56.0	$52.9	$52.5
30 days past due loans as a % of total	1.1%	1.2%	1.2%	1.3%	1.2%
Average loans	$54.0	$54.0	$53.9	$52.8	$52.1
Net write-off rate (principal only) (C)	2.0%	2.0%	2.0%	1.9%	2.2%
Net write-off rate (principal, interest and fees) (C)	2.2%	2.2%	2.2%	2.1%	2.4%
Net interest income divided by average loans (D)	8.7%	9.0%	8.6%	8.8%	8.6%
Net interest yield on cardmember loans (D)	9.1%	9.4%	9.0%	9.2%	9.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,		Percentage
	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,130	$1,119	1%
Interest income	259	276	(6)
Interest expense	90	98	(8)
Net interest income	169	178	(5)
Total revenues net of interest expense	1,299	1,297	-
Provisions for losses	116	94	23
Total revenues net of interest expense after provisions for losses	1,183	1,203	(2)
Expenses
Marketing, promotion, rewards and cardmember services	478	475	1
Salaries and employee benefits and other operating expenses	549	582	(6)
Total	1,027	1,057	(3)
Pretax segment income	156	146	7
Income tax (benefit)/provision	(52)	(32)	63
Segment income	$208	$178	17
Effective tax rate	-33.3%	-21.9%

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2013	2012	Inc/(Dec)

Card billed business	$32.3	$31.5	3%
Total cards-in-force (millions)	15.6	15.5	1%
Basic cards-in-force (millions)	10.6	10.6	-%
Average basic cardmember spending (dollars)	$3,058	$2,985	2%

International Consumer Travel:
Travel sales (millions)	$354	$336	5%
Travel commissions and fees/sales	6.8%	7.1%

Total segment assets	$29.7	$29.3	1%
Segment capital (millions) (A)	$3,070	$2,847	8%
Return on average segment capital (B)	21.9%	25.5%
Return on average tangible segment capital (B)	41.7%	51.1%

Cardmember receivables:
Total receivables	$7.2	$6.8	6%
90 days past billing as a % of total	1.1%	1.0%
Net loss ratio (as a % of charge volume)	0.21%	0.16%

Cardmember loans:
Total loans	$8.4	$8.4	-%
30 days past due loans as a % of total	1.6%	1.7%
Average loans	$8.5	$8.5	-%
Net write-off rate (principal only) (C)	1.9%	2.0%
Net write-off rate (principal, interest and fees) (C)	2.4%	2.6%
Net interest income divided by average loans (D)	8.0%	8.4%
Net interest yield on cardmember loans (D)	9.2%	9.5%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

International Card Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Revenues
Discount revenue, net card fees and other	$1,130	$1,124	$1,210	$1,126	$1,119
Interest income	259	290	289	289	276
Interest expense	90	97	102	102	98
Net interest income	169	193	187	187	178
Total revenues net of interest expense	1,299	1,317	1,397	1,313	1,297
Provisions for losses	116	95	99	83	94
Total revenues net of interest expense after provisions for losses	1,183	1,222	1,298	1,230	1,203
Expenses
Marketing, promotion, rewards and cardmember services	478	452	525	466	475
Salaries and employee benefits and other operating expenses	549	577	663	557	582
Total	1,027	1,029	1,188	1,023	1,057
Pretax segment income	156	193	110	207	146
Income tax provision/(benefit)	(52)	15	15	43	(32)
Segment income	$208	$178	$95	$164	$178
Effective tax rate	-33.3%	7.8%	13.6%	20.8%	-21.9%

(Preliminary)

International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Card billed business	$32.3	$31.3	$34.7	$31.9	$31.5
Total cards-in-force (millions)	15.6	15.6	15.6	15.5	15.5
Basic cards-in-force (millions)	10.6	10.6	10.6	10.6	10.6
Average basic cardmember spending (dollars)	$3,058	$2,961	$3,280	$3,026	$2,985

International Consumer Travel:
Travel sales	$0.4	$0.3	$0.4	$0.3	$0.3
Travel commissions and fees/sales	6.8%	6.8%	7.4%	7.1%	7.1%

Total segment assets	$29.7	$31.1	$31.8	$30.6	$29.3
Segment capital (A)	$3.1	$3.0	$2.9	$3.0	$2.8
Return on average segment capital (B)	21.9%	20.9%	21.8%	23.7%	25.5%
Return on average tangible segment capital (B)	41.7%	40.3%	43.0%	46.9%	51.1%

Cardmember receivables:
Total receivables	$7.2	$7.1	$7.8	$7.2	$6.8
90 days past billing as a % of total	1.1%	1.1%	0.9%	0.9%	1.0%
Net loss ratio (as a % of charge volume)	0.21%	0.18%	0.16%	0.17%	0.16%

Cardmember loans:
Total loans	$8.4	$8.6	$9.2	$8.9	$8.4
30 days past due loans as a % of total	1.6%	1.7%	1.5%	1.6%	1.7%
Average loans	$8.5	$8.8	$8.9	$8.6	$8.5
Net write-off rate (principal only) (C)	1.9%	1.8%	1.8%	1.6%	2.0%
Net write-off rate (principal, interest and fees) (C)	2.4%	2.3%	2.3%	2.2%	2.6%
Net interest income divided by average loans (D)	8.0%	8.9%	8.3%	8.7%	8.4%
Net interest yield on cardmember loans (D)	9.2%	10.0%	9.6%	9.8%	9.5%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on cardmember loans.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,		Percentage
	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,290	$1,284	-%
Interest income	3	2	50
Interest expense	62	65	(5)
Net interest expense	(59)	(63)	(6)
Total revenues net of interest expense	1,231	1,221	1
Provisions for losses	45	36	25
Total revenues net of interest expense after provisions for losses	1,186	1,185	-
Expenses
Marketing, promotion, rewards and cardmember services	144	138	4
Salaries and employee benefits and other operating expenses	709	748	(5)
Total	853	886	(4)
Pretax segment income	333	299	11
Income tax provision	107	80	34
Segment income	$226	$219	3
Effective tax rate	32.1%	26.8%

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2013	2012	Inc/(Dec)

Card billed business	$44.4	$42.3	5%
Total cards-in-force (millions)	7.0	7.0	-
Basic cards-in-force (millions)	7.0	7.0	-
Average basic cardmember spending (dollars)	$6,317	$6,042	5%

Global Corporate Travel:
Travel sales (millions)	$4,954	$5,072	(2)%
Travel commissions and fees/sales	7.9%	8.1%

Total segment assets	$20.5	$20.0	3%
Segment capital (millions) (A)	$3,680	$3,616	2%
Return on average segment capital (B)	18.3%	21.1%
Return on average tangible segment capital (B)	35.9%	42.3%

Cardmember receivables:
Total receivables	$15.9	$15.0	6%
90 days past billing as a % of total	0.7%	0.6%
Net loss ratio (as a % of charge volume)	0.08%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Revenues
Discount revenue, net card fees and other	$1,290	$1,220	$1,277	$1,218	$1,284
Interest income	3	3	3	3	2
Interest expense	62	60	65	65	65
Net interest expense	(59)	(57)	(62)	(62)	(63)
Total revenues net of interest expense	1,231	1,163	1,215	1,156	1,221
Provisions for losses	45	37	33	32	36
Total revenues net of interest expense after provisions for losses	1,186	1,126	1,182	1,124	1,185
Expenses
Marketing, promotion, rewards and cardmember services	144	150	148	139	138
Salaries and employee benefits and other operating expenses	709	693	892	710	748
Total	853	843	1,040	849	886
Pretax segment income	333	283	142	275	299
Income tax provision	107	92	77	92	80
Segment income	$226	$191	$65	$183	$219
Effective tax rate	32.1%	32.5%	54.2%	33.5%	26.8%

(Preliminary)

Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Card billed business	$44.4	$42.8	$41.9	$40.6	$42.3
Total cards-in-force (millions)	7.0	7.0	7.0	7.0	7.0
Basic cards-in-force (millions)	7.0	7.0	7.0	7.0	7.0
Average basic cardmember spending (dollars)	$6,317	$6,105	$5,978	$5,798	$6,042

Global Corporate Travel:
Travel sales	$5.0	$4.7	$4.6	$4.4	$5.1
Travel commissions and fees/sales	7.9%	7.4%	8.7%	8.4%	8.1%

Total segment assets	$20.5	$20.5	$18.9	$20.4	$20.0
Segment capital (A)	$3.7	$3.6	$3.6	$3.6	$3.6
Return on average segment capital (B)	18.3%	18.0%	17.6%	20.9%	21.1%
Return on average tangible segment capital (B)	35.9%	35.2%	35.1%	41.9%	42.3%

Cardmember receivables:
Total receivables	$15.9	$15.7	$13.7	$15.4	$15.0
90 days past billing as a % of total	0.7%	0.7%	0.8%	0.7%	0.6%
Net loss ratio (as a % of charge volume)	0.08%	0.08%	0.06%	0.05%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,		Percentage
	2013	2012	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,313	$1,259	4%
Interest income	8	5	60
Interest expense	(63)	(59)	7
Net interest income	71	64	11
Total revenues net of interest expense	1,384	1,323	5
Provisions for losses	22	17	29
Total revenues net of interest expense after provisions for losses	1,362	1,306	4
Expenses
Marketing, promotion, rewards and cardmember services	188	200	(6)
Salaries and employee benefits and other operating expenses	527	544	(3)
Total	715	744	(4)
Pretax segment income	647	562	15
Income tax provision	235	190	24
Segment income	$412	$372	11
Effective tax rate	36.3%	33.8%

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,		Percentage
	2013	2012	Inc/(Dec)

Global Card billed business (A)	$237.7	$221.6	7%

Global Network & Merchant Services:
Total segment assets	$22.6	$19.8	14%
Segment capital (millions) (B)	$2,145	$2,171	(1)%
Return on average segment capital (C)	71.0%	67.4%
Return on average tangible segment capital (C)	78.4%	74.9%

Global Network Services:
Card billed business	$35.8	$31.3	14%
Total cards-in-force (millions)	38.8	36.1	7%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Revenues
Discount revenue, fees and other	$1,313	$1,234	$1,322	$1,238	$1,259
Interest income	8	7	7	7	5
Interest expense	(63)	(62)	(61)	(65)	(59)
Net interest income	71	69	68	72	64
Total revenues net of interest expense	1,384	1,303	1,390	1,310	1,323
Provisions for losses	22	20	21	18	17
Total revenues net of interest expense after provisions for losses	1,362	1,283	1,369	1,292	1,306
Expenses
Marketing, promotion, rewards and cardmember services	188	158	180	192	200
Salaries and employee benefits and other operating expenses	527	543	632	539	544
Total	715	701	812	731	744
Pretax segment income	647	582	557	561	562
Income tax provision	235	209	203	201	190
Segment income	$412	$373	$354	$360	$372
Effective tax rate	36.3%	35.9%	36.4%	35.8%	33.8%

(Preliminary)

Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Global Card billed business (A)	$237.7	$224.5	$235.5	$220.1	$221.6

Global Network & Merchant Services:
Total segment assets	$22.6	$22.0	$16.5	$21.4	$19.8
Segment capital (B)	$2.1	$2.1	$2.0	$2.1	$2.2
Return on average segment capital (C)	71.0%	69.1%	68.6%	67.6%	67.4%
Return on average tangible segment capital (C)	78.4%	76.4%	75.9%	75.0%	74.9%

Global Network Services:
Card billed business	$35.8	$33.2	$35.1	$32.0	$31.3
Total cards-in-force (millions)	38.8	38.1	37.6	37.1	36.1

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)

American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

ROE

Net income	$4,572	$4,506	$4,482	$5,037	$5,022
Average shareholders' equity	$19,372	$19,426	$19,425	$19,145	$18,887
Return on average equity (A)	23.6%	23.2%	23.1%	26.3%	26.6%

Reconciliation of ROCE and ROTCE

Net income	$4,572	$4,506	$4,482	$5,037	$5,022
Earnings allocated to participating share awards and other	45	46	49	56	57
Net income attributable to common shareholders	$4,527	$4,460	$4,433	$4,981	$4,965

Average shareholders' equity	$19,372	$19,426	$19,425	$19,145	$18,887
Average common shareholders' equity	$19,372	$19,426	$19,425	$19,145	$18,887
Average goodwill and other intangibles	4,128	4,181	4,232	4,272	4,330
Average tangible common shareholders' equity	$15,244	$15,245	$15,193	$14,873	$14,557
Return on average common equity (A)	23.4%	23.0%	22.8%	26.0%	26.3%
Return on average tangible common equity (B)	29.7%	29.3%	29.2%	33.5%	34.1%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)

	For the Twelve Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

U.S. Card Services
Segment income	$2,669	$2,644	$2,592	$2,896	$2,930
Average segment capital	$8,921	$9,053	$8,999	$8,903	$8,714
Average goodwill and other intangibles	357	368	379	391	403
Average tangible segment capital	$8,564	$8,685	$8,620	$8,512	$8,311
Return on average segment capital (A)	29.9%	29.2%	28.8%	32.5%	33.6%
Return on average tangible segment capital (A)	31.2%	30.4%	30.1%	34.0%	35.3%

International Card Services
Segment income	$645	$615	$634	$691	$748
Average segment capital	$2,946	$2,937	$2,909	$2,919	$2,936
Average goodwill and other intangibles	1,398	1,412	1,433	1,446	1,472
Average tangible segment capital	$1,548	$1,525	$1,476	$1,473	$1,464
Return on average segment capital (A)	21.9%	20.9%	21.8%	23.7%	25.5%
Return on average tangible segment capital (A)	41.7%	40.3%	43.0%	46.9%	51.1%

Global Commercial Services
Segment income	$665	$658	$644	$759	$773
Average segment capital	$3,639	$3,663	$3,649	$3,629	$3,661
Average goodwill and other intangibles	1,785	1,796	1,812	1,819	1,833
Average tangible segment capital	$1,854	$1,867	$1,837	$1,810	$1,828
Return on average segment capital (A)	18.3%	18.0%	17.6%	20.9%	21.1%
Return on average tangible segment capital (A)	35.9%	35.2%	35.1%	41.9%	42.3%

Global Network & Merchant Services
Segment income	$1,499	$1,459	$1,443	$1,413	$1,385
Average segment capital	$2,111	$2,110	$2,104	$2,090	$2,056
Average goodwill and other intangibles	199	201	203	205	207
Average tangible segment capital	$1,912	$1,909	$1,901	$1,885	$1,849
Return on average segment capital (A)	71.0%	69.1%	68.6%	67.6%	67.4%
Return on average tangible segment capital (A)	78.4%	76.4%	75.9%	75.0%	74.9%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)

American Express Company
Net Interest Yield on Cardmember Loans
Appendix III

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012

Net interest income	$1,202	$1,243	$1,193	$1,181	$1,121

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$295	$311	$324	$338	$341

Interest income not attributable to the Company's cardmember loan portfolio	$(88)	$(95)	$(91)	$(97)	$(104)

Adjusted net interest income (A)	$1,409	$1,459	$1,426	$1,422	$1,358

Average loans (billions)	$62.5	$62.8	$62.9	$61.4	$60.6

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans, and other (billions)	$(0.3)	$(0.3)	$(0.2)	$(0.2)	$(0.2)

Adjusted average loans (billions) (B)	$62.2	$62.5	$62.7	$61.2	$60.4

Net interest income divided by average loans (C)	7.7%	8.0%	7.5%	7.7%	7.4%
Net interest yield on cardmember loans (D)	9.1%	9.5%	9.1%	9.3%	9.0%

(A)  Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's cardmember loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on cardmember loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loan portfolio.

(Preliminary)

U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV

(Millions)

	Quarters Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
USCS:
Net interest income	$1,176	$1,204	$1,167	$1,168	$1,112

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$47	$48	$51	$51	$51

Interest income not attributable to the Company's cardmember loan portfolio	$(2)	$(2)	$(2)	$(3)	$(2)

Adjusted net interest income (A)	$1,221	$1,250	$1,216	$1,216	$1,161

Average loans (billions)	$54.0	$54.0	$53.9	$52.8	$52.1

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans (billions)	$-	$-	$-	$-	$-

Adjusted average loans (billions) (B)	$54.0	$54.0	$53.9	$52.8	$52.1

Net interest income divided by average loans (C)	8.7%	9.0%	8.6%	8.8%	8.6%
Net interest yield on cardmember loans (D)	9.1%	9.4%	9.0%	9.2%	9.0%

ICS:
Net interest income	$169	$193	$187	$187	$178

Exclude:
Interest expense not attributable to the Company's cardmember loan portfolio	$26	$23	$27	$26	$26

Interest income not attributable to the Company's cardmember loan portfolio	$(5)	$(7)	$(3)	$(7)	$(7)

Adjusted net interest income (A)	$190	$209	$211	$206	$197

Average loans (billions)	$8.5	$8.8	$8.9	$8.6	$8.5

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of cardmember loans, and other (billions)	$(0.2)	$(0.3)	$(0.2)	$(0.2)	$(0.2)

Adjusted average loans (billions) (B)	$8.3	$8.5	$8.7	$8.4	$8.3

Net interest income divided by average loans (C)	8.0%	8.9%	8.3%	8.7%	8.4%
Net interest yield on cardmember loans (D)	9.2%	10.0%	9.6%	9.8%	9.5%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's cardmember loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on cardmember loans.

(B)  Adjusted average loans, a non-GAAP measure, represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company's cardmember loan portfolio.